MANNING & NAPIER FUND, INC.

Supplement dated November 25, 2013 to the Prospectus dated March 1, 2013 as supplemented June 17, 2013 for the following Series and Class:

Target Income Series – Class C

Target 2010 Series – Class C

Target 2015 Series – Class C

Target 2020 Series – Class C

Target 2025 Series – Class C

Target 2030 Series – Class C

Target 2035 Series – Class C

Target 2040 Series – Class C

Target 2045 Series – Class C

Target 2050 Series – Class C

Target 2055 Series – Class C

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Board of Directors of the Fund has voted to terminate the offering of each Target Series’ Class C shares and instructed the officers of the Fund to take all steps necessary to completely liquidate the Class. Accordingly, effective December 9, 2013, the Class will be closed to new investors. Effective February 14, 2014, each Series will stop selling Class C shares to existing shareholders and will no longer accept automatic investments from existing shareholders. Each Series will redeem all of its outstanding Class C shares on or about February 21, 2014, and distribute the proceeds to the Series’ respective shareholders.

As is the case with other redemptions, each shareholder’s redemption, including a mandatory redemption, will constitute a taxable disposition of shares for those shareholders who do not hold their shares through tax-advantaged plans. Shareholders should contact their tax advisors to discuss the potential income tax consequences of the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MTDIX Supp 11/2013